UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2011 (July 21, 2011)
Lantis Laser Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-53585	65-0813656
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

41 Howe Lane Freehold, NJ		07728
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 252-5146

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 21, 2011, the registrant, Lantis Laser Inc. ("Lantis Laser"), through its affiliate, TAG Minerals Zimbabwe (Private) Limited ("TAG"), entered into an agreement for the exchange of common stock between Lantis Laser and Ontage Resources (Private) Limited, a Zimbabwean corporation ("Ontage"), pursuant to which TAG purchased all the issued and outstanding shares of Ontage common stock in exchange for 5,000,000 shares of Lantis Laser common stock.  Ontage is now an affiliate of Lantis Laser.  The 5,000,000 shares of Lantis Laser common stock were issued pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. Ontage holds a 10% stake in an existing operating gold mining producer, Slashwood Mining (Private) Limited, which owns eight custom gold milling centers in various locations in Zimbabwe, along with ownership of 30 mining claims encompassing approximately 2000 acres. Slashwood Mining has 200 employees.

Lantis Laser issued a press release to announce the completion of the acquisition.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued 5,000,000 shares of its common stock as consideration for the acquisition of Ontage by TAG.  The description of the issuance of these securities set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Exhibits and Financial Statements

(a)	Financial statements of businesses acquired.

The financial statements of Ontage required by Rule 3-05 of Regulation S-X and paragraph (a) of Item 9.01 of this Current Report on Form 8-K will be filed by Lantis Laser by an amendment to this Current Report on Form 8-K within 71 calendar days of the date that this Current Report on Form 8-K is initially filed with the SEC.

(b)	Pro forma financial information.

The pro forma financial statements of Lantis Laser required by Item 2.01 and paragraph (b) of Item 9.01 of this Current Report on Form 8-K will be filed by Lantis Laser by an amendment to this Current Report on Form 8-K within 71 calendar days of the date that this Current Report on Form 8-K is initially filed with the SEC.

(d)	Exhibits

2.1	Agreement for the Exchange of Common Stock, dated July 21, 2011, among Lantis Laser Inc., TAG Minerals Zimbabwe (Private) Limited and Ontage Resources (Private) Limited

99.1	Press Release dated July 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2011	Lantis Laser Inc.

	By:	/s/ Al Pietrangelo
Al Pietrangelo
President and CEO